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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 15, 1998
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                               ST. JOE CORPORATION
                               -------------------
             (Exact name of registrant as specified in its charter)


           Florida                  1-10466                  59-0432511
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(State or other jurisdiction      (Commission             (I.R.S. Employer
     of Incorporation)              File No.)            Identification No.)

    Suite 400, 1650 Prudential Drive
          Jacksonville, Florida                                32207
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:       (904) 396-6600
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Item 2. Acquisition or Disposition of Assets

Incorporated by reference is a press release issued on April 15, 1998, attached as Exhibit 99, announcing that the Registrant has reached an agreement in principle to acquire the assets of CMT Holdings, Ltd., doing business as Prudential Florida Realty, the largest real estate brokerage, sales, and services company in Florida and the seventh largest in the United States.

Item 7. Financial Statements and Exhibits

(c) Exhibit

Exhibit 99 - Press release issued April 15, 1998

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             St. Joe Corporation

Date     April 16, 1998                      By:/s/ Charles A. Ledsinger
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                                             Charles A. Ledsinger
                                             President, Chief Operating
                                             Officer, Chief Financial Officer